BYLAWS OF
                                SHR CORPORATION
                                ---------------
                            A California Corporation

                                    ARTICLE I

                             OFFICES OF CORPORATION

     Section 1. PRINCIPAL 1 OFFICES. The principal executive office for the transaction of the business of the corporation is hereby fixed and located at 2210 San Joaquin, Fresno, California 93721. The Board of Directors is hereby granted full power and authority to change the principal office from one location to another within or without this state.

     Section 2. OTHER OFFICES. The Board of Directors may at any time establish branch or subordinate offices at any place or places.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     Section 1. PLACE OF MEETINGS. Meetings of Shareholders shall be held at any place within or outside the State of California designated by the Board of Directors. In the absence of any such designation, Shareholders' meetings shall be held at the principal executive office of the Corporation.

     Section 2. ANNUAL MEETING. The annual meeting of Shareholders shall be held on the first Monday of August in each year at 10:00 o'clock, a.m. However, if this day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At this meeting, Directors shall be elected, and any other proper business within the power of the Shareholders may be transacted.

     Section 3. SPECIAL MEETING. A special meeting of the Shareholders may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President or Vice President, or by one or more Shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

          If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or

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other facsimile  transmission to the Chairman of the Board,  the President,  any
Vice President, or the Secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to all the Shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty
(20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

     Section 4. NOTICE OF SHAREHOLDERS' MEETINGS. All notices of meetings of Shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) days nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the Shareholders. The notice of any meeting at which Directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

          If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Director has a direct or indirect financial interest under Section 310 of the Corporations Code of California, (ii) an amendment of the Articles of Incorporation under Section 902 of that Code, (iii) a reorganization of the Corporation, under Section 1201 of that Code, (iv) a voluntary dissolution of the Corporation under Section 1900 of that Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares under Section 2007 of that Code, the notice shall also state the general nature of that proposal.

     Section 5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any Shareholders' meeting shall be given to each and every Shareholder either personally or by first-class mail or telegraphic or other written communication,


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charges prepaid, addressed to the Shareholder at the address of that Shareholder appearing on the books of the Corporation or given by the Shareholder to the Corporation for the purpose of notice. If no such address appears on the Corporation's books or has been so given, notice shall be deemed to have been given if sent to that Shareholder by first-class mail or telegraphic or other written communication to the Corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

          If any notice addressed to a Shareholder at the address of that Shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the Shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the Shareholder on written demand of the Shareholder at the principal executive office of the Corporation for a period of one year from the date of the giving of the notice.

          An affidavit of the mailing or other means of giving any notice of any Shareholders' meeting may be executed by the Secretary, Assistant Secretary, or any transfer agent of the Corporation giving the notice, and filed and maintained in the minute book of the Corporation.

     Section 6. QUORUM. The presence (in person or by proxy) of the holders of a majority of the shares entitled to vote at any meeting of Shareholders shall constitute a quorum for the transaction of business.

          The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, but no action (other than adjournment) may be taken unless approved by a majority of the shares necessary to constitute a quorum.

     Section 7. ADJOURNED MEETING; NOTICE. Any Shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 6 of this Article II.



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          When any  meeting  of  Shareholders,  either  annual  or  special,  is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each and every Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this
Article II. At any adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting.

     Section 8. VOTING. The Shareholders entitled to vote at any meeting of Shareholders shall be determined in accordance with the provisions of Section 11 of this Article II, subject to the provisions of Sections 702 and 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). Said Shareholders are entitled to cast one vote per share. The Shareholders' vote may be by voice vote or by ballot; provided, however, that any election for Directors must be by ballot if demanded by any Shareholder before the voting has begun.

          On any matter other than the election of Directors, any Shareholder may vote part of to shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the Shareholder fails to specify the number of shares which the Shareholder is voting affirmatively, it will be conclusively presumed that the Shareholder's approving vote is with respect to all shares that the Shareholder is entitled to vote. If a quorum is present (or if a quorum. had been present earlier at the meeting but some Shareholders had, withdrawn) the affirmative vote of a majority of the shares represented and voting, provided such shares voting affirmatively also constitutes a majority of the number of shares required for a quorum, shall be the act of the Shareholders, unless the vote of a greater number or voting by classes is required by California General Corporation Law or by the Articles of Incorporation.

          At a Shareholders' meeting at which Directors are to be elected, no Shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such Shareholder normally


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charges  prepaid,  addressed to the Shareholder at the address of that placed in nomination before commencement of the voting and a Shareholder has given notice before commencement of the voting of the Shareholder's intention to cumulate votes. If any Shareholder has given such a notice, then every Shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that Shareholder's shares are normally entitled, or distribute the Shareholder's votes on the same principle among any or all of the candidates, as the Shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

     Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions of any meeting of Shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice or consent need not specify either -the business transacted or the purpose of any annual or special meeting of Shareholders, except that, if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting, but not so included, if that objection is expressly made at the meeting.

     Section 10. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of Shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

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          In the case of election of Directors, such a written consent without a meeting shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of Directors; provided, however, that a Director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the Directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote.

          All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records. Any Shareholder giving a written consent, or the Shareholder's proxy holder, or a transferee of the shares or a personal representative of the Shareholder or their respective proxy holders, may revoke the consent by a writing received by the Secretary of the Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

          If the consents of all Shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such Shareholders shall not have been received, the Secretary shall give prompt notice of the corporate action approved by the Shareholders without a meeting. This notice shall be given in the manner specified in Section 5 of this Article
II. In the case of approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest under Section 310 of the
Corporations Code of California, (ii) indemnification of agents of the Corporation, under Section 317 of that Code, (iii) a reorganization of the Corporation, under Section 1201 of that Code, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, under Section 2007 of that Code, notice of such approval shall be given at least ten (10) days before the consummation of any action authorized by that approval.

     Section 11. RECORD DATE FOR SHAREHOLDER NOTICE, VOTING, AND GIVING CONSENTS. For the purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days or less than ten (10) days before the date of any such meeting or more than sixty (60) days before any such action without a meeting, and in this event only Shareholders of record at the close of business on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the California General Corporation Law.


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          If the Board of Directors does not so fix a record date:

          (a) The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

          (b) The record date for determining Shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

     Section 12. PROXIES.Every person entitled to vote for Directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by, the person and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the
Shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the Shareholder or the Shareholder's attorney in fact. I

          A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, or by writing delivered to the Corporation stating that the proxy is revoked, or by attendance at the meeting and voting in person by the person executing the proxy or by a subsequent proxy executed by the same person and presented at the meeting; or
(ii) revoked by written notice of the death or incapacity of the maker of that proxy being received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy.

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          The  revocability  of a  proxy  that  states  on its  face  that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Corporations Code of California.

     Section 13. INSPECTORS OF ELECTION. Before any meeting of Shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any Shareholder or a Shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall he either one (1) or three (3). If inspectors are to be appointed at a meeting on the request of one or more Shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. if any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any Shareholder or a Shareholder's proxy shall, appoint a person to fill that vacancy.

          These inspectors shall:

          (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

          (b) Receive votes, ballots, or consents;

          (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (d) Count and tabulate all votes or consents;

          (e) Determine when the polls shall close;

          (f) Determine the result; and

          (g) Do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.

                                   ARTICLE III

                                    DIRECTORS

     Section 1. POWERS. Subject to the provisions of the California General Corporation Law and any limitations in the is mailed, it shall be deposited in the United States mail at least four (4) days before the time of meeting. In case the notice is delivered personally, or by telephone or telegram, it shall


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Shareholders. The number of Directors may be changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw duly adopted by the unanimous vote or written consent of holders of all of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized Directors to a number other than three (3) or five (5) .

     Section 3. ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

          No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

     Section 4. VACANCIES. A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director,.or if the Board of Directors by resolution declares vacant the-office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of Directors is increased, or if the Shareholders fail at anv meeting of Shareholders at which any Director or Directors are elected to elect the number of Directors to be voted for at that meeting.

          Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

          Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, whether or not less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the unanimous written consent of the holders of the outstanding shares entitled to vote. The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the


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consent of a majority of the outstanding  shares  entitled to vote,  except that filling a vacancy created by removal of a Director shall require the written consent of the holders of all outstanding shares entitled to vote.

          Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified.

     Section 5. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. Regular meetings of the Board of Directors may be held at any place within or outside the State of California that has been designated from time to time by the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, as long as all Directors participating in the meeting can hear one-another, and all such Directors shall be deemed to be present-in person at the meetincr.

     Section 6. ANNUAL MEETING. Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting at the place that the annual meeting of Shareholders was held or at any other place that shall have been designated by the Board of Directors, for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required.

     Section 7. OTHER REGULAR MEETINGS. Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

     Section 8. SPECIAL MEETINGS. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary, or any two Directors.

          Notice of the time and place of special meetings shall be delivered personally or by telephone to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at the Director's address




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as it is  shown  on the  records  of the  Corporation.  In case  the  notice  be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director whom the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose of the meeting, nor need it specify the place if the meeting is to be held at the principal executive office of the Corporation.

     Section 9. QUORUM. A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 11 of this Article III. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of Section 310 of the Corporations Code of California (as to approval of contracts or transactions in which a Director has a direct or. indirect material financial interest) , Section 311 of that Code (as to appointment of committees), and Section 317(e) of that Code (as to indemnification of Directors) . A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 10. WAIVER OF - NOTICE. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if each Director (a) has received notice of the meeting,
(b) attends the meeting without protesting before or at the beginning of the meeting, the lack of notice to such Director, or (c) before or after the meeting signs a waiver of notice and consent to holding the meeting, or an approval of the minutes of the meeting. Any such waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 11. ADJOURNMENT. A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

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     Section 12. NOTICE OF ADJOURNMENT.  Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four hours, in which case notice of the time and place shall be aiven before the time of the adjourned meeting, in the manner specified in
Section 8 of this Article III, to the Directors who were not present at the time of the adjournment.

     Section 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to that action. Such action bv written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board.

     Section 14. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as mav be fixed or determined by resolution of the Board of Directors. This Section 14 shall not be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.


                                   ARTICLE IV

                                   COMMITTEES

     Section 1. COMMITTEES bF DIRECTORS. The Board of Directors may, by resolution adopted by a majority of the authorized number of Directors, designate one or more committees, each consisting of two or more Directors, to serve at the pleasure of the Board. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:

          (a) The approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

          (b) The filling Of Vacancies on the Board of Directors or in any committee;

          (c) The fixing of compensation of the Directors for serving on the Board or on any committee;

          (d) The amendment or repeal of Bylaws or the adoption of new Bylaws;

          (e) The amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

          (f) A distribution to the Shareholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

          (g) The appointment of any other committees of the Board of Directors or the members of these committees.

     Section 2. MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Sections 5 (Place of Meetings), 7 (Regular Meetings), 8 (Special Meetings and Notice), 9 (Quorum), 10 (Waiver of Notice), 11 (Adjournment), 12 (Notice of Adjournment), and 13 (Action Without Meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees may also be called by resolution of the Board of Directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                    ARTICLE V

                                    OFFICERS

     Section 1. OFFICERS. The officers of the Corporation shall be a President, a Secretary, and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices maybe held by the same person.

     Section 2. OFFICERS. The officers of the Corporation, except officers as may be appointed in accordance with the proved Is of Section 3 or Section 5 of this Article V, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     Section 3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

          Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointment to that office.

     Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer is elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no President, the Chairman of the Board shall in addition be the General Manager and Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

     Section 7. PRESIDENT. Subject to such powers, if any, as may be given by the Bylaws or Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be the General Manager and Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation. He shall preside at all meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there is none, sy all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of, Directors or the Bylaws, and the President, or the Chairman of, the Board if there is no President.

     Section 9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors, and Shareholders, with the time and place of holding, whether regular or special, -and, if special, how authorized, the notice given, the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at Shareholders' meetings, and the proceedings.

          The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a record of Shareholders, or a duplicate record of Shareholders, showing the names of all Shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

          The Secretary or Assistant Secretary, or if they are absent or unable to act or refuse to act, any other officer of the Corporation, shall give, or cause to be given, notice of all meetings of the Shareholders, of the Board of

Directors, and of committees of the Board of Directors, required by the Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation if one is adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     Section 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director.

          The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                   ARTICLE VI

                    INDEMNIFICATION OF DIRECTORS, OFFICERS,
                          EMPLOYEES, AND OTHER AGENTS

     Section 1. AGENTS, PROCEEDINGS, AND EXPENSES. For the purposes of this Article, "agent" means any person who is or was a Director, officer, employee, or other agent of this Corporation, or is or was serving at the request of this Corporation as a Director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a Director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of this Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article.

     Section 2. ACTIONS OTHER THAN BY THE CORPORATION. This Corporation shall have power to indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of this Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of this Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of note contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner that the person reasonably believed to be in the best interests of this Corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

     Section 3. ACTIONS BY THE CORPORATION. This Corporation shall have power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of this Corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section 3:

          (a) With respect to any claim, issue, or matter as to which that person shall have been adjudged to be liable to this Corporation in the performance of that person's duty to this Corporation, unless and only to the extent that the court in which that proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

          (b) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

          (c) Of expenses incurred in defending a threatened or pending action that is settled or otherwise disposed of without court approval.

     Section 4. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 and 3 of this Article, or in defense of any claim, issue, or matter -'%'-,herein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

     Section 5. REQUIRED APPROVAL. Except as provided in Section 4 of this Article, any indemnification under this Article shall be made by this Corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article by:

          (a) A majority vote of a quorum consisting of Directors who are not parties to the proceeding;

          (b) Approval by the affirmative vote of a majority of the shares of this Corporation entitled to vote represented at a duly held meeting at which a quorum is present-or by the written consent of holders of a majority of the outstanding shares entitled to vote. For this purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or

          (c) The court in which the proceeding is or was pending, on application made by this Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this Corporation.

     Section 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.

     Section 7. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Directors and officers of this Corporation or any subsidiary hereof may be entitled by contract or otherwise.

     Section 8. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Section 4 or Section 5(c), in any circumstance where it appears:

          (a) That it would be inconsistent with a provision of the Articles, a resolution of the Shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

          (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 9. INSURANCE. Upon and in the event of a determination by the Board of Directors of this Corporation to purchase such insurance, this Corporation shall purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this Corporation would have the power to indemnify the agent against that liability under the provisions of this Section.

     Section 10. FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the Corporation as defined in
Section 1 of this Article. This Corporation shall have the power to indemnify, and to purchase and maintain insurance on behalf of, any such trustee, investment manager, or other fiduciary of any pension, profit-sharing, share bonus, share purchase, share option, savings, thrift, and other retirement, incentive, and benefit plan, trust, and other provision for any or all of the Directors, officers, and employees of the Corporation or any of its subsidiary or affiliated Corporations, and to indemnify and purchase and maintain insurance on behalf of any fiduciary of such plans, trusts, or provisions. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article.


                                  ARTICLE VII

                              RECORDS AND REPORTS

     Section 1. MAINTENANCE AND INSPECTION OF RECORD OF SHAREHOLDERS. The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its Shareholders, giving the names and addresses of all Shareholders and the number and class of shares held by each Shareholder.

          A Shareholder or Shareholders of the Corporation holding at least five (5%) percent in the aggregate of the outstanding voting shares of the Corporation may: (i) inspect and copy the records of Shareholders' names and addresses and shareholdings during usual business hours on five days' prior written demand on the Corporation, and (ii) obtain from the transfer agent of the Corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the Shareholders' names and addresses, who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the Shareholder after the date of demand. This list shall be made available to any such Shareholder or Shareholder's transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection on the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a Shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the Shareholder or holder of a voting trust certificate making the demand.

     Section 2. MAINTENANCE AND INSPECTION OF BYLAWS. The Corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the State of California and the Corporation has no principal business office in this state, the Secretary shall, upon the written request of any Shareholder, furnish to that Shareholder a copy of the Bylaws as amended to date.

     Section 3. MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the Shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by; the Board of Directors, or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a Shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary Corporation of the Corporation.

     Section 4. INSPECTION BY DIRECTORS. Every Director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Corporation and each of its subsidiary Corporations. This inspection by a Director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

     Section 5. ANNUAL REPORT TO SHAREHOLDERS. The annual report to Shareholders referred to in Section 1501 of the California General Corporation Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the Shareholders of the Corporation as they consider appropriate.

     Section 6. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file in the principal executive office of the Corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of any such statement or a copy shall be mailed to any such Shareholder.

          If a Shareholder or Shareholders of the Corporation holding at least five (5%) percent of the outstanding shares of any class of stock makes a written request to the Corporation for an income statement of the Corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the Corporation as of the end of that period, the Chief Financial Officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the Corporation has not sent the Shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the Shareholder or Shareholders within thirty (30) days after the request.

          The Corporation shall also, on the written request of any Shareholder, mail to the Shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

          The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the Corporation or the certificate of an authorized officer of the Corporation that the financial statements were prepared without audit from the books and records of the Corporation.

     Section 7. ANNUAL STATEMENT OF GENERAL INFORMATION. The Corporation shall, each year during the calendar month in which its Articles of Incorporation originally were filed with the California Secretary of State, or during the preceding five (5) calendar months, file with the Secretary of State, on the prescribed form, a statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, secretary, and Chief Financial Officer, the street address of its principal executive office or principal business office in this state, and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of service of process, all in compliance with Section 1502 of the Corporations Code of California.

                                  ARTICLE VIII

                            GENERAL CORPORATE MATTERS

     Section 1. RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the Shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by

Shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before any such action, and in that case only Shareholders of record on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law.

          If the Board of Directors does not so fix a record date, the record date for determining Shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

     Section 2. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

     Section 3. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section 4. CERTIFICATES FOR SHARES. A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each Shareholder when any of these shares are fully paid, and the Board of Directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the Chairman of the board or Vice Chairman of the Board or the President or Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the


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


number of shares and the class or series of shares owned by the Shareholder. None of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the Corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.

     Section 5. LOST CERTIFICATES. Except as provided in this Section 5, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

     Section 6. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chairman of the Board, the President, or any Vice President, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority granted to these officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

     Section 7. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the California General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     Section  8.  REIMBURSEMENT.  if all or  part  of the  salary  or any  other
compensation  paid  to  a   Shareholder-employee   or   Shareholder-officer   or
Shareholder-Director of the Corporation is finally determined not to, be allowable as a federal or state income tax deduction to the Corporation then


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


said Shareholder shall repay to the Corporation the amount disallowed. The Board of Directors shall enforce repayment of each such amount disallowed.

     Section 9. COVENANT NOT TO COMPETE. No Shareholder shall, directly or indirectly, whether as a partner, employee, creditor, shareholder, or otherwise, promote, participate, or engage in any activity or other business competitive with this Corporation's business. In the event any Shareholder desires to engage in any such activity, said Shareholder may sell, transfer or return such shares to the Corporation or other Shareholders of the Corporation in accordance with
Article X of these Bylaws, at which time this Covenant Not to Compete will be erased with regard to such Shareholder.

                               ARTICLE ARTICLE IX

                                   AMENDMENTS

     Section 1. AMENDMENT BY SHAREHOLDERS. New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the Corporation set forth the number of authorized Directors of the Corporation, the authorized number of Directors may be changed only by an amendment of the Articles of Incorporation.

     Section 2. AMENDMENT BY DIRECTORS. Subject to the rights of the Shareholders as provided in Section 1 of this Article IX, to adopt, amend, or repeal Bylaws, Bylaws may be adopted, amended, or repealed by the Board of Directors, provided, however, that the Board of Directors may adopt a Bylaw or amendment of a Bylaw changing the authorized number of Directors only for the purpose of fixing the exact number of Directors within the limits specified in the Articles of Incorporation or in Section 2 of Article III of these Bylaws.

          (a) The Board of Directors may adopt a Bylaw or amendment of a Bylaw changing the authorized number of Directors only for the purpose of fixing the exact number of Directors within the range of numbers authorized in the Articles of Incorporation or in Section 2 of Article III of these Bylaws;

          (b) The Board of Directors may not alter or repeal this Section 2 of this Article IX.

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



                                    ARTICLE X

                       RESTRICTIONS ON TRANSFER OF SHARES

          Before there can be a valid sale or transfer of any of the shares of the Corporation by any holder thereof, he shall first offer the shares to the other Shareholders and then to the Corporation in the following manner:

               (1) Such offering Shareholder shall deliver to the Secretary of the Corporation, a copy of the written agreement concerning the proposed sale, whether the same is executed or not, and if not in writing, then a written notice identifying the proposed purchaser(s) and stating the price, terms and conditions of such proposed sale or transfer, the number of shares to be sold or transferred, and his intention so to sell or transfer such shares. Within thirty
(30) days thereafter, the Secretary of the Corporation shall, mail or deliver to each of the other Shareholders a notice setting forth the particulars concerning such shares described in the notice received from the offering Shareholder. The other Shareholders shall have the right to purchase all of the shares specified in such Secretary's notice by delivering to the Secretary by mail or otherwise a written offer or offers to purchase all or any specified number of such shares upon the terms so described in the Secretary's notice if such offer or offers are so delivered to the Secretary within thirty (30) days after mailing or delivering such Secretary's notice to such other Shareholders. If the total number of shares specified in such offers so received within such period by the Secretary exceeds the number of shares referred to in such Secretary's notice, each offering Shareholder shall be entitled to purchase such proportion of the shares referred to in such notice to the Secretary, as the number of shares of this Corporation which he holds bears to the total number of shares held by all such Shareholders desiring to purchase the shares referred to in such notice to the Secretary.

               (2) If all of the shares referred to in such notice to the Secretary are not disposed of under such apportionment, each Shareholder desiring to purchase shares in a number in excess of this proportionate share, as provided above, shall be entitled to purchase such proportion of those shares which remain thus undisposed of, as the total number of shares which he holds bears to the total number of shares held by all of the Shareholders desiring to purchase shares in excess of those to which they are entitled under such apportionment.


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


               (3) If all of the shares referred to in such notice to the Secretary are not disposed of in accordance with the foregoing provisions, the Corporation shall have the right to purchase all of such shares so offered at the price and upon the terms and conditions stated in such notice. Should the Corporation fail to purchase all of such shares at the expiration of said time period, within thirty (30) days thereafter the restriction on transfer of shares shall no longer be effective with respect to such transaction and the Shareholder desiring to sell or transfer his shares may dispose of all shares of stock referred to in such notice to the Secretary to the person or persons set forth in the notice; provided, however, that he shall not sell or transfer such shares at a lower price or on terms more favorable to the purchaser or transferee than those specified in such notice to the Secretary.

               (4) Any sale or transfer or purported sale or transfer of the shares of the Corporation shall be null and void unless the terms, conditions, and provisions of this Article X are followed. Following any sale or transfer as provided in this Article, the shares held by the purchaser or transferee shall be subject to the restrictions set forth in this Article X.

               (5) The restrictions on transfer of shares as provided herein may be waived as to a particular transaction by the filing of a written waiver of such restriction signed by all the Shareholders of the Corporation with the Secretary 0 f the Corporation. Such waiver shall designate the particular transaction as to which such waiver shall be effective.

               (6) Notwithstanding the provisions of Article IX of these Bylaws, this Article X may be amended or repealed only by the vote or written assent of Shareholders holding 66 2/3 percent of the outstanding shares entitled to vote.

               (7) Regarding this Article X and all provisions, terms, subdivisions, paragraphs and subparagraphs thereof, the terms "sale" and/or "Transfer" shall mean any event, transaction or circumstances whatsoever, as a result of which, or in connection with, any legal, equitable or security interest in any stock in SHR CORPORATION is, or is claimed to be, acquired or owned by a person who previously or otherwise did not acquire or own that interest. A "sale" and/or "transfer" for the purposes of this entire Article X and any provision or subpart hereof may occur either voluntarily or involuntarily or by operation of law. The meaning of the terms "sale" and/or "transfer" includes, by way of illustration, but is not limited to any of the following: ... any sale or purchase; any assignment, however evidenced or done; any change of possession or endorsement or assignment of certificate; any




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




attachment, execution or other levy; any process or order of any court, judge, referee, receiver, trustee, commissioner, marshal, or other officer or official; and commencement by or against a Shareholder of any proceedings under any law relating to bankruptcy or insolvency; the making of an assignment for the benefit of creditors or appointment of a creditor's committee; appointment or a receiver, trustee, guardian or conservator; death; creation or termination of a joint tenancy or other co-ownership; as between spouses, conversion in any manner to or from community property ownership if the result is the right to vote upon any shares by any person who prior to such conversion did not have the right to vote upon those shares; contribution to or distribution from any partnership, corporation or other party; transfer to or out of any trust or estate; distribution by any trust or estate; any order or judgment of specific performance or other specific release; any gift; any bequest by death.

          Notwithstanding anything within Article X or any part thereof to the contrary, the terms "sale" and/or "transfer" shall NOT include the sale, assignment, gift, conveyance, bequest (or any transfer resulting from death) of any SHR CORPORATION stock from a Shareholder of SHR CORPORATION to another person who previously and concurrently owned and acquired other stock in SHR CORPORATION. Thus, by way of illustration, but not limited to this example, the transfer or sale of shares by one Shareholder to another Shareholder shall be exempt from all provisions and restrictions contained wihtin this Article X.

          Further, notwithstanding anything within Article X or any part thereof to the contrary, the terms "sale" and/or "transfer" shall also NOT include the sale, assignment, gift, conveyance, bequest (or any transfer resulting from death) of any SHR CORPORATION stock from a Shareholder of SHR CORPORATION to any spouse or lineal descendant of any Shareholder of SHR CORPORATION.


                                ----------------





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




                            CERTIFICATE OF SECRETARY

          I, the undersigned, do hereby certify:

          (1)  That  I  am  the  duly  elected  and  acting   Secretary  of  SHR
CORPORATION, a California Corporation; and

          (2) That the foregoing Bylaws, comprising twenty nine (29) pages, constitute the Bylaws of such Corporation as duly adopted by action of the incorporator of the Corporation duly taken on July 1, 1988.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of such Corporation this 1st day of July, 1988.



                                        /s/  Scott M. Sakata
                                        ----------------------------------------
                                        SCOTT M.  SAKATA
                                        Secretary

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